GL.2005.119

Supplement dated May 11, 2005

to Prospectus dated May 1, 2005

for Group Variable Universal Life Insurance

Special Features of the Group Contract for

JP Morgan Chase & Company

This document is a supplement to the prospectus dated May 1, 2005 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential Insurance,” “we,” “us”) offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the JP Morgan Chase & Company Group Variable Universal Life Contract and Certificates. In this supplement, we list the 12 Funds that are available to you under the JP Morgan Chase & Company Group Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

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                                                     Transaction Fees

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------------------------------- --------------------------------------- ---------------------------------------------------
            Charge                     When Charge is Deducted                           Amount Deducted

------------------------------- --------------------------------------- ---------------------------------------------------
------------------------------- --------------------------------------- ---------------------------------------------------
Charge for Sales Expenses        This charge is deducted from each      Maximum - 3.5% of each premium payment.
(Load)                          premium when the premium is paid.       Current charge - 0.0%.
------------------------------- --------------------------------------- ---------------------------------------------------
------------------------------- --------------------------------------- ---------------------------------------------------
Charge for Taxes Attributable   This charge is deducted from each       Current amount deducted - 2.52% of each premium
to Premiums1                    premium when the premium is paid.       payment.
------------------------------- --------------------------------------- ---------------------------------------------------
------------------------------- --------------------------------------- ---------------------------------------------------
Charge for Processing           This charge is deducted from each       Maximum - $2 from each premium payment.
Premiums                        premium when the premium is paid.       Current charge - $0.00.

------------------------------- --------------------------------------- ---------------------------------------------------
------------------------------- --------------------------------------- ---------------------------------------------------
Surrender Charge (Load)         This charge is assessed on a full       Maximum - the lesser of $20 or 2% of the amount
                                Surrender of a Certificate.             surrendered.
                                                                        Current charge - $0.00.
------------------------------- --------------------------------------- ---------------------------------------------------
------------------------------- --------------------------------------- ---------------------------------------------------
Withdrawal Charge               This charge is assessed on a            Maximum - the lesser of $20 or 2% of the amount
                                Withdrawal (Partial Surrender) from     withdrawn.
                                the Certificate Fund.                   Current charge - $0.00.
------------------------------- --------------------------------------- ---------------------------------------------------
------------------------------- --------------------------------------- ---------------------------------------------------
Transfer Charge                 This charge is assessed when            Maximum - $20 per transfer after the twelfth.
                                transfers between investment options    Current Charge - $0.00
                                exceed 12 in a Certificate year.
------------------------------- --------------------------------------- ---------------------------------------------------
------------------------------- --------------------------------------- ---------------------------------------------------
Charge for Additional           This charge is assessed each time you   Maximum - $20 per statement
Statements                      request an additional statement.        Current Charge - $0.00
------------------------------- --------------------------------------- ---------------------------------------------------
------------------------------- --------------------------------------- ---------------------------------------------------
Loan Transaction Charge         This charge is assessed when a loan     Maximum - $20 for each loan.
                                is processed.                           Current charge - $0.00.
------------------------------- --------------------------------------- ---------------------------------------------------
------------------------------- --------------------------------------- ---------------------------------------------------
Loan Interest                   This charge accrues daily.              Current charge - The Loan Account crediting rate
                                                                        plus 1%.  The Loan Account crediting rate will
                                                                        generally be equal to the Fixed Account crediting
                                                                        rate.
------------------------------- --------------------------------------- ---------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

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                                  Periodic Charges Other Than The Funds' Operating Expenses

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------------------------------------------------ ------------------------ ----------------------------------------------------
                    Charge                       When Charge is Deducted                    Amount Deducted
------------------------------------------------ ------------------------ ----------------------------------------------------
------------------------------------------------ ------------------------ ----------------------------------------------------
Separate Account Charge                              Deducted daily       Maximum - 0.90% of the amount of assets in the
(for Mortality and Expense Risk)                                          variable investment options.
                                                                          Current - 0.45% of the amount of assets in the
                                                                          variable investment options.
------------------------------------------------ ------------------------ ----------------------------------------------------
Charge for Administrative Expenses                  Deducted monthly      Maximum - $6.00
                                                                          Current - $2.00
------------------------------------------------ ------------------------ ----------------------------------------------------
*Cost of Insurance2                                                       Maximum - $83.33
                                                                          Minimum - $0.05**
        Charge for a Representative                 Deducted monthly      Representative current charge - $0.18***
        Certificate Owner
------------------------------------------------ ------------------------ ----------------------------------------------------

      *  The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
    ** This amount is the minimum currently charged. The contract does not specify a guaranteed minimum rate.
  ***  The representative current charge for cost of insurance is a sample rate currently charged for a 49 year old non-smoking insured, who is an active employee in JP Morgan.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

1 For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential Insurance. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.52% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2 The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

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                      Total Annual Fund Operation Expenses*                            Minimum          Maximum

----------------------------------------------------------------------------------- --------------- -----------------
----------------------------------------------------------------------------------- --------------- -----------------
Gross expenses deducted from the Fund's assets, including management fees,
distribution and/or service (12b-1) fees, and other expenses                            0.45%            1.27%
----------------------------------------------------------------------------------- --------------- -----------------

*For 2004, the net fees of these funds ranged on an annual basis from 0.45% to 1.20% of fund assets (after expense reimbursements or waivers, which reimbursements or waivers may terminate at any time).

Portfolio Companies

There are currently 12 variable investment options offered under the JP Morgan Chase & Company Group Variable Universal Life Contract and Certificates. Set out below is a list of each available Fund, its investment management fees and other expenses, and its investment adviser/investment manager. Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential Insurance and/or its affiliates for certain marketing efforts.

The Funds

The Prudential Series Fund, Inc.

Flexible Managed Portfolio: Seeks a high total return consistent with an aggressively managed diversified portfolio.

Global Portfolio: Seeks long-term growth of capital.

High Yield Bond Portfolio: Seeks a high total return.

Jennison Portfolio: Seeks long-term growth of capital.

Money Market Portfolio: Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.

J.P. Morgan Series Trust II

JPMorgan Bond Portfolio: Seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity by investing at least 80% of its Assets in debt investments, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities that are believed to have the potential to provide a high total return over time. “Assets” means net assets, plus the amount of borrowings for investment purposes.

JPMorgan International Equity Portfolio: Seeks to provide high total return from a portfolio of equity securities of foreign companies by investing at least 80% of the value of its Assets in equity investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Portfolio will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies. The Portfolio intends to invest in companies (or governments) in the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the subadviser may select from time to time. A substantial part of the Portfolio’s assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index. The Portfolio may also invest in companies or governments in emerging markets.

JPMorgan Small Company Portfolio: Seeks to provide high total return from a portfolio of small company stocks by investing at least 80% of its Assets in equity investments of small-cap companies whose market capitalizations are equal to those within the universe of the Russell 2000® Index at the time of purchase. “Assets” means net assets, plus the amount of borrowings for investment purposes.

JPMorgan U.S. Large Cap Core Equity Portfolio: Seeks to provide high total return from a portfolio of selected equity securities by investing at least 80% of its Assets in equity investments of large-cap U.S. companies whose market capitalizations are over $2 billion at the time of purchase. “Assets” means net assets, plus the amount of borrowings for investment purposes.

American Century® Variable Portfolios, Inc.

VP Balanced Fund: Seeks capital growth and current income over time by investing approximately 60% of the Portfolio’s assets in the equity securities described in the prospectus, and intends to invest the remainder of the Portfolio’s assets in investment grade bonds and other fixed-income debt securities.

VP International Fund: Seeks capital growth over time by investing in common stocks of growing foreign companies in developed countries considered to have better-than-average prospects for appreciation.

VP Value Fund: Seeks long-term capital growth over time with income as a secondary objective, by investing primarily in equity securities of companies that are believed by management to be undervalued at the time of purchase.

Fund Fees and Expenses

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                                                            Investment
                                                             Advisory       Other     12b-1      Total
                          Funds                                Fees       Expenses     Fees    Expenses
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 Prudential Series Fund, Inc.
 (Class I Shares)
      Flexible Managed Portfolio                               0.60%        0.02%       --       0.62%
      Global Portfolio                                         0.75%        0.09%       --       0.84%
      High Yield Bond Portfolio                                0.55%        0.04%       --       0.59%
      Jennison Portfolio                                       0.60%        0.04%       --       0.64%
      Money Market Portfolio                                   0.40%        0.05%       --       0.45%
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 J.P. Morgan Series Trust II
     JPMorgan Bond Portfolio (1) (2)                           0.30%        0.45%       --       0.75%
     JPMorgan International Equity Portfolio (1) (2)           0.60%        0.60%       --       1.20%
     JPMorgan Small Company Portfolio (1) (2)                  0.60%        0.55%       --       1.15%
     JPMorgan U. S. Large Cap Core Equity Portfolio
          (1) (2)                                              0.35%        0.50%       --       0.85%
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American Century Variable
Portfolios, Inc.
    VP Balanced Fund (3)                                       0.90%        0.00%       --       0.90%
    VP International Fund (3)                                  1.27%        0.01%       --       1.27%
    VP Value Fund (3)                                          0.93%        0.00%       --       0.93%
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(1)	“Other Expenses” are based on expenses incurred in the most recent fiscal year.

(2)

Reflect written agreements pursuant to which JPMorgan Funds Management, Inc. agrees that it will reimburse the Bond Portfolio, International Equity Portfolio, Small Company Portfolio and the U.S. Large Cap Core Equity Portfolio to the extent total annual operating expenses of the Portfolios’ Shares (excluding interest, taxes and extraordinary expenses) exceed 0.75%, 1.20%, 1.15% and 0.85%, respectively of its average daily net assets through 4/30/06. In addition, the Portfolios’ service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

(3)

Based on expenses incurred by the Fund, as stated in the most recent shareholder report. This Fund has a stepped fee schedule. As a result, the Fund’s management rate generally decreases as the fund assets increase.

Fund Advisers

Prudential Investment LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $94 billion.

The Series Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Series Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Series Fund.

Jennison Associates LLC(“Jennison”), serves as the subadviser for the Global and Jennison Portfolios. Jennison’s address is 466 Lexington Avenue, New York, NY 10017. Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2004, Jennison had approximately $64 billion in assets under management for institutional and mutual fund clients.

Prudential Investment Management, Inc. (“PIM”) serves as the subadviser for the High Yield Bond and the Money Market Portfolios. PIM also serves as a subadviser for a portion of the assets of the Flexible Managed Portfolio. PIM is a wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2004, PIM had approximately $144 billion in assets under management. PIM’s address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102.

Quantitative Management Associates LLC (“QMA”) serves as the subadviser for a portion of the Flexible Managed Portfolio. QMA is a wholly-owned indirect subsidiary of PIM. As of December 31, 2004, QMA had approximately $52 billion in assets under management. QMA’s address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102.

J.P.     Morgan Investment Management Inc. (“Morgan”) serves as the investment adviser to each of the above-mentioned J.P. Morgan portfolios. Morgan’s principal business address is 522 Fifth Avenue, New York, New York 10036

The investment adviser for each of the above American Century funds is American Century Investment Management, Inc. (“ACIM”). ACIM’s principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

For complete information on each portfolio mentioned above, please see the individual Portfolio’s Prospectus. You may request a copy by calling The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874.

Your enrollment kit gives more information about the past performance of each Fund. This past performance is no guarantee of future results.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%.

Charges

The current charges under the JP Morgan Chase & Company Group Contract are as follows:

1.

Charges for taxes on premium payments. Prudential deducts a charge of 2.52% from each premium payment. This charge is to compensate Prudential for incurring state and local premium taxes (currently 2.17%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2.

Daily charges for mortality and expense risks. Prudential deducts this charge from the assets of the JP Morgan Chase & Company Group Contract that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

For JP Morgan Chase & Company, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

3.

Daily charges for investment management fees and expenses. Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

4.	Monthly charges. Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $2.00 for administrative expenses from your Certificate Fund.

The highest current rate per thousand is $36.86, and applies to insureds at age 99, who are smokers. The lowest current rate per thousand is $0.052, and applies to insureds under age 30, who are nonsmokers.

        The following table provides sample per thousand cost of insurance rates for nonsmokers:

                        ------------------------------ ----------------------------------------------
                                Insured's Age            Monthly Cost of Insurance Rate per $1000
                        ------------------------------ ----------------------------------------------
                        ------------------------------ ----------------------------------------------
                                     35                                    $.069
                        ------------------------------ ----------------------------------------------
                        ------------------------------ ----------------------------------------------
                                     45                                    $.178
                        ------------------------------ ----------------------------------------------
                        ------------------------------ ----------------------------------------------
                                     55                                    $.455
                        ------------------------------ ----------------------------------------------
                        ------------------------------ ----------------------------------------------
                                     65                                   $1.267
                        ------------------------------ ----------------------------------------------
5.	Possible Additional Charges. For details on possible additional charges, see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility: Eligible Group Members for the Group Variable Universal Life Insurance include:

o	Current or former employees of JP Morgan who were enrolled in the Group Variable Universal Life Insurance plan prior to 12/31/2001, and have chosen not to enroll in the JP Morgan Chase & Company’s other voluntary group life insurance program, the supplemental term life insurance plan.

o	Spouses of current or former employees of JP Morgan or their Spouses who were enrolled in the Group Variable Universal Life Insurance plan prior to 12/31/2001, and whose Employee Spouses have chosen not to enroll in the JP Morgan Chase & Company’s other voluntary group life insurance program, the supplemental term life insurance plan.

We refer to each person who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period: There is a limited enrollment period for the JP Morgan Chase & Company Group Variable Universal Life Insurance plan. You or your spouse would have had to enroll in the plan prior to 12/31/2001. No new employees or spouses may enroll for coverage after that date.

Coverage Information

Face Amount

An employee may have chosen a Face Amount from $50,000 to the lesser of $1,500,000 or five times annual eligible compensation. (When Face Amount is based on eligible compensation, we round the Face Amount to the next higher multiple of $100 if it is not already an even multiple of $100).

A spouse may have chosen a Face Amount from $50,000 to $300,000.

Both employee and spouse face amounts must have been approved by Prudential Insurance prior to January 1, 2002.

Evidence Of Good Health

Because you may no longer elect or increase your coverage or your spouse’s coverage there is no requirement to provide evidence of good health.

Changes In Face Amount

Increases in Face Amount: After January 1, 2002, the Face Amount of insurance that you have previously chosen may not be increased.

Decreases in Face Amount: Generally, your coverage amount will not decrease unless you request a decrease from Prudential Insurance. However, if your coverage amount is a multiple of salary, your coverage amount may decrease if your salary decreases.

See the Changes in Face Amount and Taxes sections of the prospectus.

Additional Insurance Benefits

Accelerated Benefit Option: You or your spouse can choose to receive an early payment of all or part of the Death Benefit when diagnosed as being terminally ill. Your accelerated benefit is subject to a maximum of $50,000 or 50% of your Face Amount of insurance, whichever is less. “Terminally ill” means you have a life expectancy of 12 months or less.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus.

Changes in Personal Status

Continuing Coverage When You Become Disabled

There is no disability provision under your Certificate, but you may continue your Group Variable Universal Life Coverage while on Disability Leave of Absence. Prudential Insurance will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire. Prudential Insurance will continue to bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage If You Leave The Company For Reasons Other Than Retirement

You may continue your coverage on a Portable basis, at active employee rates, if you leave JP Morgan Chase & Company for any reason. However, rates for Portable coverage will be higher than rates for coverage as an active employee commencing on the January 1 immediately following the second anniversary of your leaving JP Morgan Chase & Company. Prudential Insurance will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses.

Termination of The Group Contract

Either JP Morgan Chase & Company or Prudential Insurance may end the Group Contract. Prudential Insurance can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not JP Morgan Chase & Company replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

o	If JP Morgan Chase & Company does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential Insurance may terminate your Certificate. We may also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

o	If JP Morgan Chase & Company does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: elect to continue to have Prudential Insurance bill you directly for premium payments (with an administration expense fee, currently $3 per bill, charged to you), elect to convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; or elect to receive the Cash Surrender Value of your Certificate.

See the Options on Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

Active employees, retirees, employees on an approved leave of absence, and Participants who choose Portable Coverage will be billed directly by Prudential Insurance (with a fee, currently $3 per bill, for administration expenses) and will submit their premium payments directly to Prudential Insurance.

When Monthly Charges Are Deducted

The exact date that we deduct the monthly charge from your Certificate Fund depends upon how you make routine premium payments to Prudential Insurance. We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments directly to Prudential Insurance, we generally will deduct charges once per period, on the date that we receive your premium payments. If your premium payment has not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day. However, for groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

Cash Surrender Value and Death Benefit

If you ask, we will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select The illustration will show your age, risk class, proposed Face Amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration”. This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Cancellation Rights

You may return a Certificate for a refund within 10 days after you receive it. These 10 days are known as the “free look” period. You can ask for a refund by mailing the Certificate back to Prudential Insurance. During the first 20 days after the Certificate Date, your premium payments are held in the Series Fund Money Market Portfolio.

See the “Free Look” Period section of the prospectus for more details.

Other Primary Features of the Plan

The prospectus describes the standard features of the JP Morgan Chase & Company Group Contract, including:

o	the free look period
o	transfers between investment options
o	dollar cost averaging
o	how paid-up coverage may be available
o	contestability rules
o	how you can change future premium allocations among investment options
o	the Death Benefit and contract values
o	withdrawals
o	details on how loans work
o	how your insurance could end (known as "lapsing")
o	reinstatement of your coverage
o	tax treatment of Certificate benefits
o	definitions of special terms

Please refer to the prospectus for information on these and other features of the JP Morgan Chase & Company Group Variable Universal Life Contract.

You may contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

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